EARNINGS PER SHARE	12 Months Ended
Dec. 31, 2018
Earnings Per Share [Abstract]
EARNINGS PER SHARE
EARNINGS PER SHARE

The components of the numerator and the denominator in the calculation of basic and diluted earnings per share are as follows:

(in thousands of $)	2018	2017	2016
Net income (loss)	84,535	(2,348)	(127,711)

(in thousands)	2018	2017	2016
Weighted average number of shares outstanding - basic	144,132	125,019	95,238
Impact of stock options	302	—	—
Weighted average number of shares outstanding - diluted	144,434	125,019	95,238

The exercise of share options using the treasury stock method was dilutive in 2018, however they were anti-dilutive in 2017 and 2016. As a result, in 2017 and 2016, 324,338 and 84,000 shares, respectively, were excluded from the denominator in each calculation.

The conversion of the convertible bonds using the if-converted method was anti-dilutive as of December 31, 2018, 2017 and 2016. As of December 31, 2018, 2017 and 2016, 2,345,216, 2,264,173 and 2,268,860 shares, respectively, were convertible under the convertible bond loan.

In 2018, we acquired a total of 445,000 own shares which have been weighted for the portion of the period they were outstanding. As a result, the treasury shares reduced the weighted average number of shares outstanding by 10,466 shares in 2018.

In 2018, we paid $64.9 million in dividends, corresponding to a dividend per share of $0.45.